SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

                         -------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 22, 2001

                                   VALESC INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                            0-31459                 23-3048857
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    (State or Other             (Commission File Number)    (IRS Identification
Jurisdiction of Incorporation)                                     Number)


                 2300 COIT ROAD, SUITE 300B, PLANO, TEXAS 75075
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               (Address of Principal Executive Offices) (zip code)

        Registrant's telephone number, including area code: (972)495-3900



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         The registrant hereby files this report on Form 8-K/A to amend its report on Form 8-K dated March 22, 2001 to amend Item 7 to include restated financial statements. No other items in the registrant's report on Form 8-K dated March 22, 2001 are amended.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

         Financial statements of Valesc Inc. for the period from October 24, 2000 (inception) through December 31, 2000 are filed herewith.

     (b) Pro Forma Financial Information.

         Pro Forma combined financial satements of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and for the period from June 2, 2000 (the inception date of NetCentral Capital Fund, Inc.) through December 31, 2000.

The following exhibits are filed herewith:

99.1 Financial Statements of Valesc Inc. for the period from October 24, 2000 (inception) through December 31, 2000.

99.2 Pro Forma Combined Financial Statements of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and for the period from June 2, 2000 (the inception date of NetCentral Capital Fund, Inc.) through December 31, 2000.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VALESC INC.


                                                   /s/ Samuel Cohen
                                                   ----------------------------
                                                    By:  Samuel Cohen
                                                    Title:  President

                                                    Dated: October 9, 2001




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                                 EXHIBIT INDEX


EXHIBIT             DESCRIPTION
-------             -----------

99.1 Financial Statements of Valesc Inc. for the period from October 24, 2000 (inception) through December 31, 2000.

99.2 Pro Forma Combined Financial Statements of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and for the period from June 2, 2000 (the inception date of NetCentral Capital Fund, Inc.) through December 31, 2000.




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